                                                                   Exhibit 10.51

                            TENTH AMENDMENT TO LEASE

      This Amendment made as of the 31st day December, 1996 is by and between Grove Street Associates of Jersey City Limited Partnership, a New Jersey limited partnership having an office at c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 (hereinafter called "Landlord"), and Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation having an office at 277 Park Avenue, New York, New York 10172 (hereinafter called "Tenant").

                                   WITNESSETH

      WHEREAS, Landlord and Tenant have previously entered into a Lease as described on the attached Schedule #1 covering certain premises in the building at 1 Pershing Plaza, Jersey City, New Jersey (the "Building"); and

      WHEREAS, Tenant wishes to lease a portion of the space on the floor designated as 12A of the Building.

      WHEREAS, Landlord and Tenant desire to amend the Lease as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, the sum of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree to amend and modify the Lease as follows:

1. All defined terms used in this Amendment shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2.    The recitals set forth above are incorporated herein by reference.

3. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord approximately 6,507 rentable s.f which represents a portion of the rentable area on the floor designated as 12A of the Building (the "12A Space") in its "AS-IS" condition as shown cross-hatched on the attached Exhibit A.

4. The term applicable to the 12A Space shall commence on the full execution of this Agreement and shall expire on the Expiration Date of the Lease.

5. The first sentence of Section 1.02 of the Lease is hereby amended to read in its entirety as follows:

      "The premises hereby leased to Tenant are described on the attached Schedule #2."

6. In addition to the fixed rent to be paid to Landlord by Tenant for the Premises as previously set forth in the Lease, Lessee shall pay Landlord fixed rent for the 12A Space as follows:

      (i) TEN THOUSAND THREE HUNDRED FORTY-SIX AND 13/100 DOLLARS ($10,346.13) per month for the period commencing March 1, 1997 and ending July 13, 1999;

      (ii) TWELVE THOUSAND FOUR HUNDRED SEVENTEEN AND 53/100 DOLLARS ($12,417.53) per month for the period commencing July 14, 1999 to July 13, 2004;

      (iii) FOURTEEN THOUSAND NINE HUNDRED ONE AND 03/100 DOLLARS ($14,901.03) per month for the period commencing July 14,2004 to July 13, 2009.

      The fixed rent shall be payable in the same manner and under the same terms and conditions as the fixed rent currently provided in the Lease.

7. As of March 1, 1997, Section 5.01(e) of the Lease is amended to provide that Tenant's Proportionate Share shall be 66.55% (65.5% +1.05%), and that the agreed upon rentable square foot area of the Demised Premises shall be deemed to be 413,852 square feet.

8. As of March 1, 1997, Section 5.07(k) of the Lease is amended to provide that Tenant's Operational Proportionate Share shall be 67.28%
      (66.22% +1.06%).

9. On or before March 1, 1997, Landlord shall provide Tenant a check in the amount of One Hundred Ninety-Five Thousand Two Hundred Ten and 00/100 Dollars ($195,210.00) towards the cost of improving the Premises (the "12A Improvement Allowance"). All work performed in the 12A Space shall be governed by the provisions of Article 13 "Tenant's Changes" of the Lease. At Landlord's request, Tenant shall furnish Landlord with copies of paid invoices related to work paid for with the 12A Improvement Allowance. From time to time, upon reasonable notice from Landlord, Tenant shall provide Landlord with "as-built" drawings or a "CADD" disk containing the "as-built" information with respect to the 12A Space or any other areas of the Premises.

10.   The garage parking space allocation applicable to the 12A Space is five
      (5) spaces. At any time during the Term, Tenant may elect to lease all or less than all of these spaces by sending written notice to Lessor of its intention to lease same. Upon Tenant's election to lease the garage parking spaces, Tenant agrees to pay Lessor the monthly rate Lessor is then charging other tenants in the Building for each space so leased.

11. The electric current for the 12A Space shall be supplied by Landlord for use by Tenant during the term. Landlord, at Tenant's expense, shall install a Building Standard Quad Logic check meter to measure the electrical consumption of the 12A Space. Tenant shall pay to Landlord, monthly, as Additional Rent, the cost of providing the electricity (including the cost of the meter reading service) to the 12A Space at terms, classifications and rates normally charged to the Building by the public utilities corporation servicing that part of Jersey City where the Building is located. All computations shall be made on the basis of Tenant's metered usage.

12. With respect to the Tenth Lease Amendment, Article 32 "Broker" is hereby deleted and the following shall apply to the leasing of the 12A Space:
      "Landlord and Tenant represent and warrant to each other that no broker brought about this transaction, and the parties agree to indemnify and hold each other harmless from any and all claims of any broker (claiming to have dealt with the indemnifying party) arising out of or in connection with the negotiations of or entering into of this Amendment by Tenant and Landlord. Landlord represents that there is no commission due to Cushman and Wakefield in connection with this transaction pursuant to any prior agreement between Landlord and Cushman and Wakefield.

13. Tenant represents and warrants that this Lease and the undersigned's execution of same has been duly authorized and approved by the corporation's Board of Directors. The undersigned officer of the corporation represents and warrants he is an officer of the corporation with authority to execute this Lease on behalf of the corporation. Landlord represents and warrants that this Amendment and the undersigned's execution of same has been duly authorized and approved by all necessary partnership and corporate actions. The undersigned officer of the corporate general partner of Landlord represents and warrants that he is an officer of the corporation with authority to execute this Amendment on behalf of the corporate general partner of Landlord, and that the corporate general partner of Landlord is authorized to execute this Amendment on behalf of Landlord.

      EXCEPT as modified herein, the Lease dated July 1, 1987 and all amendments and sideletters applicable thereto covering the Premises shall remain in full force and effect as if the same had been set forth in full herein and Tenant and Landlord hereby ratify and confirm all of the terms and conditions thereof. Tenant acknowledges that it has no offsets, defenses or counterclaims to its obligations under the Lease as amended hereby.

      THIS Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

GROVE STREET ASSOCIATES OF                  DONALDSON, LUFKIN & JENRETTE
JERSEY CITY LIMITED PARTNERSHIP             SECURITIES CORPORATION
(Landlord)                                  (Tenant)

By: Cali Sub IV, Inc.
    General Managing Partner


By: /s/ James G. Nugent                     By: /s/ Robert A. Yurman
    -----------------------------------         -------------------------------
    James G. Nugent                             Robert A. Yurman, Vice President
    Vice President - Leasing                    Director of Administration

                                   EXHIBIT A

                              [FLOOR PLAN OMITTED]

                     SCHEDULE #1 TO LEASE DATED JULY 1, 1987

LANDLORD: Grove Street Associates of Jersey City Limited Partnership

TENANT: Donaldson, Lufkin & Jenrette Securities Corporation

                            DESCRIPTION OF THE LEASE

DATE OF DOCUMENT         DOCUMENT

July 1, 1987             Lease
July 1, 1987             First Amendment of the Lease
July 1, 1987             Side Letter Amendment
June 19, 1989            Side Letter Agreement
March 12, 1992           Second Amendment to Lease
December 27, 1992        Third Amendment to Lease
September 29, 1993       Side Letter Agreement
December 23, 1993        Fourth Amendment to Lease
May 1, 1994              Fifth Amendment to Lease
March 9, 1995            Sixth Amendment to Lease
June 16, 1995            Seventh Amendment to Lease
April 4, 1996            Eighth Amendment to Lease
April 4, 1996            Ninth Amendment to Lease

                                      END

                    SCHEDULE #2 to Lease dated July 1, 1987

      Landlord: Grove Street Associates of Jersey City Limited Partnership

          Tenant: Donaldson, Lufkin & Jenrette Securities Corporation

                       Description of the LEASED PREMISES

                                        OFFICE          STORAGE       TEMPORARY
       FLOOR(S)                         SPACE            SPACE          SPACE
       --------                         -----            -----          -----

         2-9                           256,925
         10                             35,820
                                       -------
        2-10                           292,745
        Lobby                            4,800
                                       -------
Lobby, 2-10                            297,545
         11                             36,600
                                       -------
Lobby, 2-11                            334,145
Storage(kitchen)                                          8,194
Storage Space #1                                          1,800
Storage Space #2                                          3,747
Temporary Space-12th Floor                                              4,809
Storage-Temporary #1                                                      794
Storage-Temporary #2                                                      112
        14&15                           73,200
                                       -------
Subtotal                               407,345
         12A                             6,507                0             0
                                       -------           ------         -----
TOTAL S.F. AREAS                       413,852           13,741         5,715
                                       =======           ======         =====

                   TENANT IMPROVEMENT - WORK LETTER ESTIMATES

                         Description: DLJ 3/1/97 6 50 7
                                      ----------------------------
             (30 characters) Tenant Name/Lease Date/S.F. (Rentable)

Property Manager:       Rob Vicci
                        --------------
Date:                   1/31/97
                        --------------
Property:               O.C.
                        --------------
Tenant ID:              PE
                        --------------
Phase (YR):             97
                        --------------
Bldg (Job #):           99
                        --------------
(start @ 99)

                                                               Budget
GL#          Description                                       Estimated Cost)
---          -----------                                       -----------------
5530         PARTITIONS
                                                               -----------------
5540         DOORS AND HARDWARE
                                                               -----------------
5533         ELECTRICAL
                                                               -----------------
5535         VENTILATION
                                                               -----------------
5565         PAINTING AND VINYL WALL COVER
                                                               -----------------
5564         FLOOR AND CARPET
                                                               -----------------
5574         FIRE SPRINKLER
                                                               -----------------
5561         CABINETS
                                                               -----------------
5532         PLUMBING
                                                               -----------------
5510         GENERAL CONDITIONS
                                                               -----------------
5524         MISCELLANEOUS
                                                      TOTAL    $l95,210.00
                                                               -----------------

Work Completed                       Tenant to complete

All bills submitted         Dated:   1/31/97